                                                                    Exhibit 10.3

                     SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT, dated as of August 17, 1998, amends and modifies a certain Credit Agreement, dated as of November 25, 1996, as amended by an Amendment dated as of May 23, 1997 (as so amended, the "Credit Agreement"), among MERRILL CORPORATION (the "Borrower"), U.S. BANK NATIONAL ASSOCIATION, formerly known as First Bank National Association, as Agent (the "Agent"), and the banks or financial institutions party thereto, which currently consist of U.S. BANK NATIONAL ASSOCIATION and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (the "Banks"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

     FOR VALUE RECEIVED, the Borrower, the Agent and the Banks agree that the Credit Agreement is amended as follows.

                 ARTICLE I - AMENDMENTS TO THE CREDIT AGREEMENT

     1.1 CONSOLIDATION AND MERGER; ACQUISITION OF ASSETS AND STOCK. The final sentence of Section 9.6 is amended to read as follows:

     "The Borrower agrees that in each consecutive 12 month period, the aggregate amount that is expended (whether in cash or in stock) by the Borrower and its Subsidiaries to acquire all or substantially all of the assets or any stock of another Person, and to merge or consolidate with another Person, shall not exceed $15,000,000 in the aggregate."

     1.2 EXPENDITURES FOR FIXED ASSETS. Section 9.8 is amended by deleting "$20,000,000" and inserting "$30,000,000" in place thereof.

     1.3 SCHEDULE OF CONTINGENT LIABILITIES. SCHEDULE 7.6 is amended by including the text on Exhibit A attached hereto respecting contingent purchase payments in connection with the acquisition of Executech, Inc. and World Wide Scan Services LLC.

     1.4 CONSTRUCTION. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment.

                ARTICLE II - REPRESENTATIONS AND WARRANTIES

     To induce the Agent and the Banks to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Agent and the Banks that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                    ARTICLE III - CONDITIONS PRECEDENT

     This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

     3.1 WARRANTIES. Before and after giving effect to this Amendment, the representations and warranties in ARTICLE VII of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

     3.2 DEFAULTS. Before and after giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

     3.3 DOCUMENTS. The Borrower, the Agent and the Banks shall have executed and delivered this Amendment, and Guarantors shall have executed Guarantors' Acknowledgments in the form of those attached hereto.

     3.4 NEW SUBSIDIARY. The Borrower's new Subsidiary, Merrill/Executech, Inc., shall issue a Guaranty as provided in SECTION 8.14, and shall deliver certified copies of its approval resolution for such guaranty and its incumbency certificate.

                             ARTICLE IV - GENERAL

     4.1 EXPENSES. The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by this Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Agent and the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     4.2 COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     4.3 SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

    4.4 LAW. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

    4.5 SUCCESSORS; ENFORCEABILITY. This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall accrue to the benefit of the Borrower, the Agent and the Banks and the successors and assigns of the Agent and the Banks. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Minneapolis, Minnesota by their respective officers thereunto duly authorized as of the date first written above.

                                  MERRILL CORPORATION

                                  By /s/ Kay A. Barber
                                     _________________________________________
                                                 Kay A. Barber
                                     Vice President - Finance, Chief Financial
                                             Officer and Treasurer

                                  By /s/ Steven J. Machov
                                     _________________________________________
                                                Steven J. Machov
                                        Vice President, General Counsel
                                                 and Secretary

                                  U.S. BANK NATIONAL ASSOCIATION,
                                  as Agent and as a Bank

                                  By /s/ William J. Umscheid
                                     _________________________________________
                                         William J. Umscheid
                                         Vice President

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION

                                  By /s/ Lynn S. Hultstrand
                                     _________________________________________
                                         Lynn S. Hultstrand
                                         Vice President

                                    Exhibit A

Executech Contingent Purchase Price Rider:

Contingent purchase price consideration in connection with the acquisition of substantially all of the assets of Executech, Inc. and World Wide Scan Services, LLC pursuant to the Asset Purchase Agreement (the "Executech Purchase Agreement"), dated as of June 11, 1998, is by and between Merrill Corporation, Merrill Acquisition Corporation, Executech, Inc., World Wide Scan Services, LLC, Theodore M. Davis and Michael Z. Sperling. The contingent purchase price is payable annually through January 31, 2002 and is equal to the following:

              FISCAL YEAR                     CONTINGENT PURCHASE PRICE PAYMENT
              -----------                     ---------------------------------
January 1, 1998 through January 31, 1999      450% of the After-Tax Earnings for the First
("FIRST FISCAL YEAR")                         Fiscal Year (the "BASE YEAR EARNINGS");
                                              provided however, the Base Year Earnings
                                              equal or exceed Four Hundred Thousand
                                              Dollars ($400,000)

February 1, 1999 through January 31, 2000     50% of the After-Tax Earnings for the Second
("SECOND FISCAL YEAR")                        Fiscal Year in excess of the greater of (x)
                                              120% of Base Year Earnings; and (y) Seven
                                              Hundred Twenty Thousand Dollars ($720,000)

February 1, 2000 through January 31, 2001     50% of the After-Tax Earnings for the Third
("THIRD FISCAL YEAR")                         Fiscal Year in excess of the greater of (x)
                                              144% of the Base Year Earnings; and (y) Eight
                                              Hundred Sixty Four Thousand ($864,000)

February 1, 2001 through January 31, 2002     50% of the After-Tax Earnings for the Fourth
("FOURTH FISCAL YEAR")                        Fiscal Year in excess of the greater of (x)
                                              172.8% of the Base Year Earnings; and (y)
                                              One Million Thirty-Six Thousand Eight
                                              Hundred Dollars ($1,036,800)

                            GUARANTORS' ACKNOWLEDGMENT

     The undersigned have executed and delivered a Guaranty, dated as of November 25, 1996 (the "Guaranty"), whereby the undersigned have jointly and severally guaranteed payment and performance of obligations of MERRILL CORPORATION (the "Borrower") to U.S. Bank National Association, formerly known as First Bank National Association, as Agent (the "Agent"), and each of the other Banks (the "Banks") under a Credit Agreement, dated as of November 25, 1996 (as thereafter amended, modified, extended, renewed and replaced from time to time called the "Credit Agreement"), each Note issued thereunder and each further Loan Document, as defined in the Credit Agreement, and all further obligations defined as the "Liabilities" in the Guaranty. Each of the undersigned acknowledges that it has received a copy of the proposed Second Amendment to the Credit Agreement, to be dated on or about August 17, 1998 (the "Amendment"). Each of the undersigned agrees and acknowledges that the Amendment shall in no way impair or limit the right of the Bank under the Guaranty, and confirms that by the Guaranty, it continues to guaranty payment and performance of the Liabilities, including without limitation obligations under the Credit Agreement as amended pursuant to the Amendment. Each of the undersigned hereby confirms that the Guaranty remains in full force and effect, enforceable against the undersigned in accordance with its terms.

                                  MERRILL/NEW YORK COMPANY

                                  By /s/ Kay A. Barber
                                     _________________________________________
                                         Kay A. Barber
                                         Treasurer

                                  By /s/ Steven J. Machov
                                     _________________________________________
                                         Steven J. Machov
                                         Secretary

                                  MERRILL/MAY, INC.

                                  By /s/ Kay A. Barber
                                     _________________________________________
                                         Kay A. Barber
                                         Treasurer

                                  By /s/ Steven J. Machov
                                     _________________________________________
                                         Steven J. Machov
                                         Secretary


                          (Additional Signature Pages Follow)

                                  FMC RESOURCE MANAGEMENT CORPORATION

                                  By /s/ Kay A. Barber
                                     _________________________________________
                                         Kay A. Barber
                                         Treasurer

                                  By /s/ Steven J. Machov
                                     _________________________________________
                                         Steven J. Machov
                                         Secretary

                                  MERRILL/MAGNUS PUBLISHING CORPORATION

                                  By /s/ Kay A. Barber
                                     _________________________________________
                                         Kay A. Barber
                                         Treasurer

                                  By /s/ Steven J. Machov
                                     _________________________________________
                                         Steven J. Machov
                                         Secretary


                                  MERRILL CORPORATION CANADA

                                  By /s/ Richard Atterbury
                                     _________________________________________
                                         Richard Atterbury
                                         Vice President

                                  By /s/ Steven J. Machov
                                     _________________________________________
                                         Steven J. Machov
                                         Secretary


                          (Additional Signature Page Follows)

                                  MERRILL INTERNATIONAL INC.

                                  By /s/ Kay A. Barber
                                     _________________________________________
                                         Kay A. Barber
                                         Treasurer

                                  By /s/ Steven J. Machov
                                     _________________________________________
                                         Steven J. Machov
                                         Secretary

                                  MERRILL REAL ESTATE COMPANY

                                  By /s/ Kay A. Barber
                                     _________________________________________
                                         Kay A. Barber
                                         Treasurer

                                  By /s/ Steven J. Machov
                                     _________________________________________
                                         Steven J. Machov
                                         Secretary

                           GUARANTORS' ACKNOWLEDGMENT

    The undersigned has executed and delivered a Guaranty, dated as of April 23, 1997 (the "Guaranty"), whereby the undersigned has guaranteed payment and performance of obligations of MERRILL CORPORATION (the "Borrower") to U.S. Bank National Association, formerly known as First Bank National Association, as Agent (the "Agent"), and each of the other Banks (the "Banks") under a Credit Agreement, dated as of November 25, 1996 (as thereafter amended, modified, extended, renewed and replaced from time to time called the "Credit Agreement"), each Note issued thereunder and each further Loan Document, as defined in the Credit Agreement, and all further obligations defined as the "Liabilities" in the Guaranty. The undersigned acknowledges that it has received a copy of the proposed Second Amendment to the Credit Agreement, to be dated on or about August 17, 1998 (the "Amendment"). The undersigned agrees and acknowledges that the Amendment shall in no way impair or limit the right of the Bank under the Guaranty, and confirms that by the Guaranty, it continues to guaranty payment and performance of the Liabilities, including without limitation obligations under the Credit Agreement as amended pursuant to the Amendment. The undersigned hereby confirms that the Guaranty remains in full force and effect, enforceable against the undersigned in accordance with its terms.


                                  MERRILL TRAINING & TECHNOLOGY, INC. (formerly known as Merrill/Superstar Computing Company)

                                  By /s/ Kay A. Barber
                                     _________________________________________
                                         Kay A. Barber
                                         Treasurer

                                  By /s/ Steven J. Machov
                                     _________________________________________
                                         Steven J. Machov
                                         Secretary